UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 17, 2010
Air Products and Chemicals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4534	23-1274455
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
7201 Hamilton Boulevard
Allentown, Pennsylvania  18195-1501
 (Address of principal executive offices, including zip code)
(610) 481-4911
 (Registrant’s telephone number including area code)
Not Applicable
 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 17, 2010, John McGlade, Chairman, President and Chief Executive Officer of Air Products and Chemicals, Inc. (“Air Products”) and Paul Huck, Senior Vice President and Chief Financial Officer of Air Products presented at the Barclays 2nd Annual Industrial Select Conference in Miami, Florida.  A transcript of the presentation is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.  The slides used in the presentation are attached as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

99.1 99.2	Transcript of investor presentation of Air Products, dated February 17, 2010. Slides for investor presentation of Air Products, dated February 17, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AIR PRODUCTS AND CHEMICALS, INC.

	By:	/s/ Paul E. Huck
Name: Paul E. Huck
Title: Senior Vice President and Chief Financial Officer

Date: February 18, 2010

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1 99.2	Transcript of investor presentation of Air Products, dated February 17, 2010. Slides for investor presentation of Air Products, dated February 17, 2010.